Letter To Shareholders                        Acm Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

February 12, 1996

Dear Shareholder:

The U.S. bond market continued its impressive, broad-based rally over the past six months. Despite stronger economic growth, the rally strengthened, as restrained inflationary pressures and a more accommodative monetary policy buoyed investor confidence. Treasury and mortgage obligations both performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined. Outside the U.S., emerging market and other foreign debt prices rose sharply as positive developments in Latin America and Central Europe encouraged foreign investors.

FUND PERFORMANCE

For the twelve months ended December 31, 1995, ACM Government Spectrum Fund achieved a total return of +21.64% on a net asset value basis, and over the last six months, returned +10.20%. Since its initial public offering in May of 1988, the Fund has provided shareholders with an average annual total return of +9.04% on a net asset value basis.

ECONOMIC REVIEW

While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. Fourth quarter economic growth appears to have been less robust, however. Retail sales remained weak despite significant discounting during the holiday season. Gains in real disposable income have slowed and personal debt levels continue to escalate. Growth also remains sluggish in the manufacturing sector. The National Association of Purchasing Management (NAPM) Index was steady at 46% in December but has remained below 50% for five consecutive months. (A reading below 50% signals a slowdown in manufacturing output.)

Inflation data remain very favorable to the bond market. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The benign inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to further cut interest rates in the months ahead.

INVESTMENT OUTLOOK

It is our view that U.S. economic growth will remain modest in the period ahead. Our forecast calls for a fixed base year GDP growth rate of 2.0% in the first six months of the year ("fixed based year" refers to the government's traditional GDP measure versus the new "chain-weighted" measure). With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

In our forecasted interest rate environment, we would expect to maintain a greater percentage of the Fund's assets in Treasury securities than mortgage securities. Treasury securities typically outperform mortgage securities in a declining interest rate environment due to the existence of prepayment risk in the mortgage market. Prepayment risk is the risk that homeowners will refinance their mortgages, forcing mortgage investors to reinvest the proceeds at lower interest rates.

                                              ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

Outside the U.S., our long-term outlook for foreign debt remains positive. In emerging markets, we believe risk premiums are still too high and will narrow in many countries where economic prospects are improving. We anticipate maintaining the Fund's positions in non-U.S. government securities to capitalize on the potential price appreciation in those markets.

Thank you for your continued interest and investment in ACM Government Spectrum Fund.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman


/s/ Wayne D. Lyski
Wayne D. Lyski
President

Portfolio Of Investments
December 31, 1995                             ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

                                              Principal
                                               Amount
                                                (000)             U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS--82.4%
U.S. TREASURY
  SECURITIES--62.8%
U.S. Treasury Bonds
  Zero coupon, 2/15/15................... US $   110,630          $ 34,234,453
  6.25%, 8/15/23 (a).....................         34,000            34,982,940
  6.875%, 8/15/25 (a)....................          5,000             5,639,050
  11.875%, 11/15/03 (a)..................          9,500            13,271,785
  13.75%, 8/15/04 (a)....................          8,600            13,335,332
  14.00%, 11/15/11 (a)...................         25,000            41,464,750
U.S. Treasury Notes
  6.50%, 8/15/05.........................         23,777            25,329,876
  8.875%, 11/15/98 (a)...................          5,000             5,474,200
                                                                  ------------
Total U.S. Treasury Securities
  (cost $167,437,451)....................                          173,732,386
                                                                  ------------
FEDERAL AGENCY
  SECURITIES--19.6%
Federal Home Loan Bank
  Zero coupon, 1/09/96...................         25,075            25,043,573
Student Loan Marketing
  Association
  15.00%, 9/17/96........................         27,450            29,260,053
                                                                  ------------
Total Federal Agency Securities
  (cost $54,996,665).....................                           54,303,626
                                                                  ------------
Total U.S. Government and
  Agency Obligations
  (cost $222,434,116)....................                          228,036,012
                                                                  ------------
SOVEREIGN DEBT
  OBLIGATIONS--24.0%
AUSTRALIA--9.3%
Commonwealth of Australia
  10.00%, 10/15/07
  (cost $25,347,060)..................... AU $    30,700            25,729,904
                                                                  ------------


                                              Principal
                                               Amount
                                                (000)             U.S. $ Value
--------------------------------------------------------------------------------
MEXICO--2.5%
Mexican Cetes
  36.59%, 1/18/96 (b).................... MXP     10,000          $  1,263,318
United Mexican States
  LIBOR / Cetes Index Note
  46.40%, 11/27/96 (b)(c)(d)............. US $     5,500             5,599,687
                                                                  ------------
Total Mexican Securities
  (cost $7,180,958)......................                            6,863,005
                                                                  ------------
POLAND--4.7%
Republic of Poland PDI
  3.75%, 10/27/14 (e)
    (cost $12,798,321)...................         20,000            13,025,000
                                                                  ------------
RUSSIA--0.0%
Vneshekonombank
  Loan Assignment (f)
  (cost $14,846)......................... DEM         55                14,416
                                                                  ------------
SPAIN--7.5%
Government of Spain
  10.00%, 2/28/05
  (cost $20,198,526)..................... ESP  2,500,000            20,898,805
                                                                  ------------
Total Sovereign
  Debt Obligations
  (cost $65,539,711).....................                           66,531,130
                                                                  ------------
TIME DEPOSIT--2.9%
State Street Bank & Trust Co.,
  Grand Cayman Islands
  5.50%, 1/02/96
  (cost $7,927,000)...................... US $     7,927             7,927,000
                                                                  ------------
TOTAL INVESTMENTS--109.3%
  (cost $295,900,827)....................                          302,494,142
Other assets
  less liabilities--(9.3%)...............                          (25,855,735)
                                                                  ------------
NET ASSETS--100%.........................                         $276,638,407
                                                                  ============

Portfolio Of Investments (continued)          ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

(a) Security, or portion thereof, has been segregated to collateralize open forward exchange currency contracts. Total value of segregated securities amounted to $114,168,057 at December 31, 1995.
(b)  Stated rate is the annualized yield to maturity at the purchase date.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, this security amounted to $5,599,687 or 2.0% of net assets.
(d) The principal amount represents par value at purchase date. The redemption value of this security is based on the greater of a one year LIBOR return formula and an indexing formula based on the cetes yield and the Mexican peso exchange rate.
(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1995.
(f)  Security is in default and is non-income producing.

     Glossary of Terms:
     LIBOR -- London Interbank Offered Rate.
     PDI -- Past Due Interest Bond.

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Assets And Liabilities
December 31, 1995                            ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $295,900,827)........  $302,494,142
  Cash...........................................................           860
  Interest receivable............................................     6,385,739
  Net unrealized appreciation of forward exchange
    currency contracts...........................................       293,454
                                                                   ------------
  Total assets...................................................   309,174,195
                                                                   ------------

LIABILITIES
  Payable for investment securities purchased....................    32,114,144
  Advisory fee payable...........................................       208,329
  Administrative fee payable.....................................        42,523
  Accrued expenses...............................................       170,792
                                                                   ------------
  Total liabilities..............................................    32,535,788
                                                                   ------------

NET ASSETS.......................................................  $276,638,407
                                                                   ============

COMPOSITION OF NET ASSETS
  Capital stock, at par..........................................  $    370,280
  Additional paid-in capital.....................................   329,390,331
  Distributions in excess of net investment income...............      (488,581)
  Accumulated net realized loss on investments and foreign
    currency transactions........................................   (59,511,073)
  Net unrealized appreciation of investments and
    foreign currency denominated assets and liabilities..........     6,877,450
                                                                   ------------
                                                                   $276,638,407
                                                                   ============

NET ASSET VALUE PER SHARE (based on 37,028,027 shares outstanding)        $7.47
                                                                          =====

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Operations
Year Ended December 31, 1995                  ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest.........................................                $ 29,402,131
EXPENSES
  Advisory fee..................................... $  2,312,818
  Administrative fee...............................      484,535
  Reports and notices to shareholders..............      133,902
  Custodian........................................      129,252
  Audit and legal..................................      113,990
  Transfer agency..................................       99,688
  Registration fee.................................       34,131
  Directors' fees..................................       30,000
  Taxes............................................       19,050
  Miscellaneous....................................       28,532
                                                    ------------
  Total expenses...................................                   3,385,898
                                                                   ------------
  Net investment income............................                  26,016,233
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments.................                 (12,139,413)
  Net realized loss on options written.............                  (5,654,622)
  Net realized gain on foreign currency
    transactions...................................                      96,741
  Net change in unrealized depreciation of:
    Investments....................................                  38,858,981
    Options written................................                   2,809,657
    Foreign currency denominated assets
      and liabilities..............................                     482,475
                                                                   ------------
  Net realized and unrealized gain on investments,
    options written and foreign currency
    transactions...................................                  24,453,819
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........                $ 50,470,052
                                                                   ============

Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                      Year Ended     Year Ended
                                                     December 31,   December 31,
                                                        1995            1994
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income............................ $ 26,016,233   $ 27,895,052
  Net realized loss on investments, options written
    and foreign currency transactions..............  (17,697,294)   (45,441,793)
  Net change in unrealized appreciation
    (depreciation) of investments, options written
    and foreign currency denominated assets and
    liabilities....................................   42,151,113    (45,491,810)
                                                    ------------   ------------
  Net increase (decrease) in net assets from
    operations.....................................   50,470,052    (63,038,551)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.............  (26,016,233)   (25,843,516)
  Distributions in excess of net investment income.     (585,140)           -0-
  Tax return of capital distribution...............   (2,454,561)    (6,507,974)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of Common Stock.......................      607,990      4,458,917
                                                    ------------   ------------
  Total increase (decrease)........................   22,022,108    (90,931,124)

NET ASSETS
  Beginning of year................................  254,616,299    345,547,423
                                                    ------------   ------------
  End of year...................................... $276,638,407   $254,616,299
                                                    ============   ============

--------------------------------------------------------------------------------
See notes to financial statements.

Notes To Financial Statements
December 31, 1995                             ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

ACM Government Spectrum Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management in-vestment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, provisions for federal income or excise taxes are not required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign securities and currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations. Distributions in excess of net investment income result from timing differences in the treatment of dividends paid between federal income tax and accounting purposes.

6. Reclassification of Components of Net Assets

Due to permanent differences between the accounting and tax classifications of foreign currency transactions, a $96,741 foreign currency gain was reclassified from accumulated net realized loss to distributions in excess of net investment income. In addition, a tax return of capital distribution of $2,454,561 was reclassified from distributions in excess of net investment income to additional paid-in capital. These reclassifications had no effect on net assets.

Notes To Financial Statements (continued)     ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of the annualized rate of .30 of 1% of the Fund's average weekly net assets up to $250 million, .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of an Administration Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) aggregated $1,055,120,880 and $1,113,155,148, respectively, for the year ended December 31, 1995.

At December 31, 1995, the cost of investments for federal income tax purposes was $296,049,290. Accordingly, gross unrealized appreciation of investments was $7,459,712 and gross unrealized depreciation of investments was $1,014,860, resulting in net unrealized appreciation of $6,444,852 (excluding foreign currency transactions) on a federal income tax basis.

At December 31, 1995 the Fund had a capital loss carryforward of $59,211,422, of which $27,163,499 expires in the year 2002 and $32,047,923 expires in the year 2003. Capital and foreign currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the Fund's next fiscal year. In accordance with the Internal Revenue Code, the Fund may elect to defer net foreign currency and capital losses of approximately $195,127 and $151,188, respectively, until fiscal 1996.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts for investment purposes and in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or U.S. Government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

                                              ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

At December 31, 1995, the Fund had outstanding forward exchange currency contracts as follows:

                                                                       Value On       U.S. $      Unrealized
                                      Settlement          Contract    Origination    Current      Appreciation
Foreign Currency Buy Contracts:          Date              Amount         Date        Value      (Depreciation)
------------------------------     -----------------   -------------  -----------  -----------   --------------
Deutsche Marks                     1/16/96 - 1/17/96      39,948,894  $28,712,336  $27,876,876      $(835,460)

Foreign Currency Sale Contracts
-------------------------------
Deutsche Marks                     1/16/96 - 2/29/96      90,793,651   64,144,557   63,424,409        720,148
Japanese Yen                        2/6/96 - 9/17/96   1,368,750,000   13,988,034   13,579,268        408,766
                                                                                                    ---------
                                                                                                    $ 293,454
                                                                                                    =========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 1995 were as follows:

                                   Number of
                                   Contracts    Premiums
                                   ---------   ---------
Options outstanding at
  beginning of year..............       3      $ 782,375
Options terminated in closing
  purchase transactions..........      (3)      (782,375)
                                     ----      ---------
Options outstanding at
  end of year....................     -0-      $     -0-
                                     ====      =========

Notes To Financial Statements (continued)     ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized. Of the 37,028,027 shares outstanding at December 31, 1995, the Adviser owned 10,753 shares. During the years ended December 31, 1995 and 1994, the Fund issued 89,035 and 511,617 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Quarterly Results of Operations (unaudited)

                                                               Net Realized
                                                              and Unrealized
                                                              Gain (Loss) on
                                                               Investments,               Net Increase
                                                              Options Written              (Decrease)
                                                                   and                   in Net Assets
                                  Net Investment             Foreign Currency            Resulting from           Market Price
                                      Income                   Transactions                Operations               on NYSE
                              ----------------------       ---------------------       --------------------     -----------------
                               Total           Per           Total         Per           Total        Per
Quarter Ended                  (000)          Share          (000)        Share          (000)       Share       High       Low
-------------                 -------       --------       --------      -------       --------     -------     -------    ------
December 31, 1995............ $ 6,641       $    .18       $ 10,011      $   .27       $ 16,652     $   .45     $ 7.125    $6.500
September 30, 1995...........   6,209            .17          2,660          .07          8,869         .24     $ 7.063    $6.625
June 30, 1995................   5,887            .15         22,091          .60         27,978         .75     $ 7.250    $6.000
March 31, 1995...............   7,279            .20        (10,308)        (.28)        (3,029)       (.08)    $ 7.500    $5.750
                              -------       --------       --------      -------       --------     -------
                              $26,016       $    .70       $ 24,454      $   .66       $ 50,470     $  1.36
                              =======       ========       ========      =======       ========     =======
December 31, 1994............ $ 6,959       $    .18       $(26,603)     $  (.72)      $(19,644)    $  (.54)    $ 7.625    $6.250
September 30, 1994...........   7,075            .19          7,893          .22         14,968         .41     $ 8.375    $7.500
June 30, 1994................   6,424            .17        (17,037)        (.46)       (10,613)       (.29)    $ 9.000    $8.125
March 31, 1994...............   7,437            .20        (55,187)       (1.50)       (47,750)      (1.30)    $10.625    $8.500
                              -------       --------       --------      -------       --------     -------
                              $27,895         $  .74       $(90,934)     $ (2.46)      $(63,039)     $(1.72)
                              =======       ========       ========      =======       ========     =======

Financial Highlights                          ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                               Year Ended December 31,
                                                              ----------------------------------------------------------
                                                               1995        1994         1993         1992         1991
                                                              ------     --------     --------     --------     --------
Net asset value, beginning of year........................    $ 6.89     $   9.49     $   8.89     $   9.15     $   8.76
                                                              ------     --------     --------     --------     --------
Income From Investment Operations
---------------------------------
Net investment income (a).................................       .70          .74          .95          .87          .96
Net realized and unrealized gain
     (loss) on investments, options written
     and foreign currency transactions....................       .66        (2.46)        1.19         (.27)         .44
                                                              ------     --------     --------     --------     --------
Net increase (decrease) in net asset
     value from operations................................      1.36        (1.72)        2.14          .60         1.40
                                                              ------     --------     --------     --------     --------
Dividends and Distributions
---------------------------
Dividends from net investment income......................      (.70)        (.70)        (.96)        (.86)       (1.01)
Distributions in excess of net investment
     income...............................................      (.01)         -0-          -0-          -0-          -0-
Distributions from net realized gain......................       -0-          -0-         (.35)         -0-          -0-
Tax return of capital distribution........................      (.07)        (.18)         -0-          -0-          -0-
                                                              ------     --------     --------     --------     --------
Total dividends and distributions.........................      (.78)        (.88)       (1.31)        (.86)       (1.01)
                                                              ------     --------     --------     --------     --------
Capital Share Transactions
--------------------------
Dilutive effect of rights offering........................       -0-          -0-         (.22)         -0-          -0-
Offering costs charged to additional
     paid-in capital......................................       -0-          -0-         (.01)         -0-          -0-
                                                              ------     --------     --------     --------     --------
Total capital share transactions..........................       -0-          -0-         (.23)         -0-          -0-
                                                              ------     --------     --------     --------     --------
Net asset value, end of year..............................    $ 7.47     $   6.89     $   9.49     $   8.89     $   9.15
                                                              ======     =======      ========      =======      =======
Market value, end of year.................................    $6.625     $  7.125     $  10.00     $   9.00     $   9.00
                                                              ======     =======      ========      =======      =======
Total Return
------------
Total investment return based on:(b)
Market value..............................................      4.32%     (20.44)%       26.88%       10.17%       20.53%
                                                              ======     =======      ========      =======      =======
Net asset value...........................................     21.64%     (18.93)%       21.90%        7.04%       17.15%
                                                              ======     =======      ========      =======      =======
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's
  omitted)................................................   $276,638   $254,616      $345,547     $282,282     $288,664
Ratio of expenses to average net assets...................       1.31%      1.21%         1.21%        1.27%        1.35%
Ratio of net investment income to
     average net assets...................................      10.07%      9.58%         9.77%        9.79%       11.05%
Portfolio turnover rate...................................        377%       294%          445%         471%         442%

--------------------------------------------------------------------------------
(a)  Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

Report Of Ernst & Young LLP
Independent Auditors                          ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
ACM Government Spectrum Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Spectrum Fund, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Spectrum Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 14, 1996

Additional Information                        ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

                                              ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Government Spectrum Fund, Inc. was held on Thursday, May 25, 1995. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                           Shares        Shares Voted
                                                                         Voted For     Without Authority
                                                                        -----------    -----------------
1.  To elect directors:  Class One Directors
                         (term expires in 1998)
                         James R. Greene                                 33,230,107          961,615
                         Clifford L. Michel                              33,269,912          921,810
                                                           Shares          Shares         Shares Voted
                                                         Voted For      Voted Against       Abstain
                                                         ---------      -------------     ------------
2.  To ratify the selection of Ernst & Young LLP
    as the Fund's independent auditors for the Fund's
    fiscal year ending December 31, 1995:                33,556,409         269,931          365,382

                                              ACM Government Spectrum Fund, Inc.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Hon. James D. Hodgson
Clifford L. Michel
Robert C. White


OFFICERS

Wayne D. Lyski, President
Paul J. DeNoon, Vice President
Susan Peterson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller


ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019


CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund, Inc. for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                 ACM
------------------------------------
             Government
------------------------------------
              Spectrum
------------------------------------
                Fund
------------------------------------

                   Annual Report
                   December 31, 1995




Alliance(R)
Mutual funds without the Mystery./SM/




ACM Government Spectrum Fund, Inc.
Summary of General Information

The Fund
ACM Government Spectrum Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. Government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of Newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM Government Spectrum Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital [Logo]

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPCAR